AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
GEMSTONE LIFE SM
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
GROUP AND INDIVIDUAL POLICIES
SUPPLEMENT DATED FEBRUARY 28, 2002
TO
PROSPECTUS
DATED MAY 1, 2001

          Effective April 1, 2002, American International Life Assurance Company of New York is amending the prospectus solely for the purposes of (i) ceasing future sales of the Policies, (ii) changing the Administrative Office's address and (iii) identifying the mailing address for additional premium payments.

          FIRST, on the first page of the prospectus, the first sentence of the first paragraph is deleted in its entirety and replaced with the following two sentences:

American International Life Assurance Company of New York (the "Company") will no longer accept applications after March 31, 2002 for the Gemstone Life flexible premium variable universal life group and individual policies (the "Policies") described in this Prospectus. Your rights as a Policy owner, including the right to make additional premium payments, are not affected by this change.

          SECOND, on page 1 of the Prospectus, under "SPECIAL TERMS", the definition of "Administrative Office" is deleted in its entirety and replaced with the following:

Administrative Office. VUL Administration, P. O. Box 4880, Houston, Texas 77210-4880 (for U. S. Mail); VUL Administration, 2727-A Allen Parkway, Houston, Texas 77019-2191 (for Express Delivery).

          THIRD, we will close P.O. Box 8718 originally established in Wilmington, Delaware for this product by December 31, 2002. However, after March 31, 2002, the date of receipt of all requests you make related to your Policy will be the date we receive the request at the new Administrative Office set out above.

          FOURTH, any additional premium payments should be mailed to the address on your premium notice or to P.O. Box 7247-7075, Philadelphia, Pennsylvania 19170-7075 rather than to the Administrative Office.

          Effective May 1, 2002, the Company is amending the prospectus solely for the purposes of reflecting the name change of three of the investment options available under the Policies.

          FIRST, the V.I. Capital Appreciation Fund of AIM Variable Insurance Funds will change its name to AIM V.I. Capital Appreciation Fund. The V.I. International Equity Fund will change its name to AIM V.I. International Growth Fund.

          SECOND, the Templeton Asset Strategy Fund - Class 1 of Franklin Templeton Variable Insurance Products Trust (VIP) will change its name to Templeton Global Asset Allocation Fund.